LEASE NO: 001 - 008824223 - 001

DELL

Financial Services

ACCOUNTS PAYABLE
OXYSURE SYSTEMS INC
10880 JOHN W ELLIOTT DR
STE 600
FRISCO, TX 75034

JUNE 05, 2008 04:38:50 PM

Dear OXYSURE SYSTEMS INC:

Thank you for choosing Dell Financial Services for your equipment leasing needs. We are enclosing the Lease and the Attachment A for your review. Once you have inspected the documents, please follow the six simple steps listed below:

Step ① Sign and Date the **YOU/LESSEE** section only on **Page 2 of 4** and print your **NAME and TITLE**.

~~Step ② If your name is **PRE-PRINTED**, please verify the Social Security #, **Sign and Date** the **Personal Guaranty** section on **Page 2 of 4** and provide your **HOME ADDRESS**.~~

Step ③ Provide your Federal Employer Identification (**FEI**) Number on **Page 2 of 4**.

~~Step ④ **Attach a copy of a Pre-Printed VOIDED CHECK** to the space provided on **Page 2 of 4**.~~

Step ⑤ After completing steps 1 through 4, **FAX *ALL* PAGES (Including Attachment A)** to **512 – 283 - 7225** and keep the original for your records.

Step ⑥ **(Optional)** For the ease and convenience of **AUTOPAY,** please complete the enclosed form and fax it back with your Lease.

****NOTE: The Supplier cannot begin to build and/or ship the Products until ALL of these steps have been completed.**

Thanks again for choosing Dell Financial Services. If you have any questions regarding the enclosed documentation, please feel free to call me.

Jason Tran
800-955-3355 ext 723 – 7225

****************************Helpful Information******************************

Lease Related:	Your DFS Lease Number is: **001 - 008824223-001**
Equipment Related:	Your DELL Customer Number is: **93289230**
Equipment Related:	For equipment support or questions call Dell Inc. at **(888) 560-8324**

View www.Dell.com/Support for your order status once your Lease paperwork is complete or call (800) 879-3355

The first invoice you receive once your Lease commences will include your **Monthly Rent Payment, any applicable taxes and/or fees** and the shipping charge to get the products to you if your Lease indicates that **SHIPPING** charges **ARE NOT** included in your Monthly Rent Payment in the Financing Terms section on page one of the Lease. **Subsequent invoices will only include your Monthly Rent Payments and any applicable taxes and/or fees.**

LEASE NO: 001 - 008824223 - 001

DELL

Financial Services

Your Dell Customer Number is: 93289230

[redacted]

Company No: 73

THIS LEASE AGREEMENT ("LEASE") SETS FORTH YOUR RESPONSIBILITIES AND OBLIGATIONS WITH REGARD TO YOUR LEASE OF THE PRODUCTS. IF THIS LEASE HAS BEEN PROVIDED TO YOU ELECTRONICALLY AND YOU WISH TO ENTER INTO THIS LEASE ELECTRONICALLY, YOUR SIGNATURE ON THE ACCOMPANYING "ELECTRONIC SIGNATURE E-MAIL" WILL CONSTITUTE YOUR AGREEMENT TO DO BUSINESS AND RECEIVE ALL RELATED RECORDS ELECTRONICALLY. SAVE AND DOWNLOAD OR PRINT A COPY OF THE LEASE AND ACCOMPANYING E-MAILS AND RETAIN THEM FOR YOUR RECORDS.

THIS LEASE HAS BEEN WRITTEN IN "PLAIN ENGLISH". WHEN WE USE **YOU** AND **YOUR** IN THIS LEASE WE MEAN **YOU, THE CUSTOMER** WHO IS THE LESSEE INDICATED BELOW. WHEN WE USE **WE, US** AND **OUR** WE MEAN THE **LESSOR, DELL FINANCIAL SERVICES L.L.C.**

FULL LEGAL NAME OF LESSEE		LEASE TERM (MONTHS)	MONTHLY RENT PAYMENT^	MONTHLY PERSONAL PROPERTY MGMT FEE^	COMMENCEMENT DATE
OXYSURE SYSTEMS INC		**36**	**$186.76** ^Subject to Applicable Tax	**$0.00** ^Subject to Applicable Tax	
DBA NAME (IF ANY)	TYPE OF BUSINESS **Corporation**	FINANCING TERMS Product Cost = $5,623.56 (MONTHLY RENT PAYMENTS ARE DUE AND PAYABLE IN ARREARS) **Charges to ship to you **ARE NOT** included in the Monthly Rental Payment, and **WILL** appear as a one time charge on your first invoice.			
BILLING ADDRESS: STREET, CITY, STATE, ZIP CODE **10880 JOHN W ELLIOTT DR STE 600 FRISCO TX 75034**					
PRODUCT LOCATION **SEE ATTACHMENT A**		GENERAL PRODUCT DESCRIPTION/SUPPLIER **SEE ATTACHMENT A**			
GUARANTOR (IF ANY)	SOCIAL SECURITY NUMBER	END OF LEASE PURCHASE OPTION **$1.00**			

TERMS AND CONDITIONS OF LEASE

1. NO WARRANTIES: WE ARE LEASING THE PRODUCTS TO YOU "AS-IS". YOU ACKNOWLEDGE THAT WE DO NOT MANUFACTURE OR SUPPLY THE PRODUCTS, WE DO NOT REPRESENT THE MANUFACTURER OR SUPPLIER AND YOU HAVE SELECTED THE PRODUCTS AND THE SUPPLIER BASED ON YOUR OWN JUDGMENT. WE MAKE NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PRODUCT OR ANY SERVICES. WE HEREBY ASSIGN ALL WARRANTIES MADE TO US BY SUPPLIER, MANUFACTURER, AND ANY SERVICE PROVIDER TO YOU, AND YOU AGREE THAT YOU WILL MAKE ALL CLAIMS OF ANY KIND RELATING TO THE PRODUCTS OR SERVICES AGAINST SUCH SUPPLIER, MANUFACTURER, AND/OR SERVICE PROVIDER.

2. ACCEPTANCE; ENTIRE AGREEMENT; DELIVERY; ELECTRONIC SIGNATURES AND RECORDS: BY SIGNING THIS LEASE: (a) YOU ACKNOWLEDGE THAT YOU HAVE RECEIVED, READ, UNDERSTAND AND AGREE TO ALL OF THE TERMS AND CONDITIONS (SECTIONS NUMBERED 1-18, PAGES 1-4) AND ATTACHMENT A OF THIS LEASE; (b) YOU AGREE THAT THIS LEASE IS A NET LEASE AND YOU CANNOT TERMINATE OR CANCEL AND UPON ACCEPTANCE OF THE PRODUCTS YOU HAVE AN UNCONDITIONAL OBLIGATION TO MAKE ALL PAYMENTS UNDER THIS LEASE AND YOU CANNOT WITHHOLD, SETOFF OR REDUCE SUCH PAYMENTS FOR ANY REASON; (c) YOU AGREE THAT THE PRODUCTS WILL BE USED FOR BUSINESS PURPOSES ONLY AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES; (d) YOU CONFIRM THAT THE PERSON SIGNING THIS LEASE FOR YOU HAS THE AUTHORITY TO DO SO AND TO GRANT THE POWER OF ATTORNEY IN SECTION 6; (e) YOU AGREE THAT THIS LEASE WILL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES AND TO THE EXTENT APPLICABLE, THE ELECTRONIC SIGNATURES IN GLOBAL AND NATIONAL COMMERCE ACT AND YOU CONSENT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN THAT STATE AND YOU EXPRESSLY WAIVE THE RIGHT TO A TRIAL BY JURY; (f) YOU ACKNOWLEDGE AND AGREE THAT THIS LEASE IS SUBJECT TO THE ARBITRATION PROVISIONS SET FORTH IN SECTION 16 AND YOU UNDERSTAND AND AGREE THAT IN ARBITRATION: YOU GIVE UP RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL; YOUR ABILITY TO COMPEL OTHER PARTIES TO PRODUCE DOCUMENTS OR BE EXAMINED IS MORE LIMITED THAN IN A LAWSUIT; AND, YOUR RIGHTS TO APPEAL OR CHANGE ANY ARBITRATION AWARD IN ANY COURT ARE STRICTLY LIMITED; AND (g) YOU CONFIRM THAT THE INFORMATION IN ANY CREDIT APPLICATION, STATEMENT, TRADE REFERENCE OR FINANCIAL REPORT SUBMITTED TO US IS TRUE AND CORRECT AND YOU UNDERSTAND THAT ANY MATERIAL MISREPRESENTATION SHALL CONSTITUTE A DEFAULT UNDER THE LEASE. YOU AGREE TO BE BOUND BY THIS LEASE BY SIGNING IT. IF THIS LEASE HAS BEEN PROVIDED TO YOU ELECTRONICALLY ALONG WITH AN ACCOMPANYING ELECTRONIC SIGNATURE E-MAIL AND YOU WISH TO ENTER INTO THIS LEASE ELECTRONICALLY, YOU MAY SIGN THIS LEASE BY COMPLETING THE ELECTRONIC ACCEPTANCE PROCEDURE IN THE ACCOMPANYING ELECTRONIC SIGNATURE E-MAIL, INCORPORATED HEREIN, AND FORWARDING THE COMPLETED ELECTRONIC SIGNATURE E-MAIL AND THIS LEASE TO US BY E-MAIL. OTHERWISE, YOU MUST SIGN THIS LEASE BY COMPLETING THE SIGNATURE BOX ON A PRINTED COPY OF THE LEASE AND RETURN IT TO US EITHER BY FACSIMILE TRANSMISSION OR BY U.S. MAIL. IF YOU DELIVER THIS SIGNED LEASE TO US BY FACSIMILE TRANSMISSION, AND WE DO NOT RECEIVE ALL OF THE PAGES TO THE LEASE, YOU AGREE THAT, EXCEPT FOR ANY PAGES WHICH REQUIRE YOUR SIGNATURE, WE MAY SUPPLY THE MISSING PAGES TO THE LEASE FROM OUR DATABASE WHICH CONFORMS TO THE VERSION NUMBER AT THE BOTTOM OF THE PAGE. IF YOU DELIVER THIS SIGNED LEASE TO US BY E-MAIL, FACSIMILE TRANSMISSION OR BY U.S. MAIL, YOU ACKNOWLEDGE THAT WE ARE

LEASE NO: 001 - 008824223 - 001

RELYING ON YOUR REPRESENTATION THAT THIS LEASE HAS NOT BEEN ALTERED. YOU FURTHER AGREE THAT, NOTWITHSTANDING ANY RULE OF EVIDENCE TO THE CONTRARY, IN ANY HEARING, TRIAL OR PROCEEDING OF ANY KIND WITH RESPECT TO THIS LEASE, WE MAY PRODUCE A TANGIBLE COPY OF THE LEASE TRANSMITTED BY YOU TO US BY FACSIMILE OR E-MAIL WITH THE ELECTRONIC SIGNATURE PROCEDURE AND SUCH SIGNED COPY SHALL BE DEEMED TO BE THE ORIGINAL OF THIS LEASE. TO THE EXTENT (IF ANY) THAT THIS LEASE CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, THE AUTHORITATIVE COPY OF THE LEASE SHALL BE THE COPY DESIGNATED BY US OR OUR ASSIGNEE, FROM TIME TO TIME, AS THE COPY AVAILABLE FOR ACCESS AND REVIEW BY YOU AND US OR OUR ASSIGNEE. ALL OTHER COPIES ARE DEEMED IDENTIFIED AS COPIES OF THE AUTHORITATIVE COPY. IN THE EVENT OF INADVERTENT DESTRUCTION OF THE AUTHORITATIVE COPY, OR CORRUPTION OF THE AUTHORITATIVE COPY FOR ANY REASON OR AS THE RESULT OF ANY CAUSE, THE AUTHORITATIVE COPY MAY BE RESTORED FROM A BACKUP OR ACHIVE COPY, AND THE RESTORED COPY SHALL BECOME THE AUTHORITATIVE COPY. AT OUR OPTION, THIS ELECTRONIC RECORD MAY BE CONVERTED INTO PAPER FORM. AT SUCH TIME, SUCH PAPER COPY WILL BE DESIGNATED OR MARKED AS THE AUTHORITATIVE COPY OF THE LEASE.

YOU/LESSEE: **OXYSURE SYSTEMS INC**		US/LESSOR: (For DFS use only) Dell Financial Services L.L.C. 99355 Collections Center Drive Chicago, IL 60693 Phone (800) 955-3355 Fax (800) 934-4207 or Fax (512) 246-2028
AUTHORIZED SIGNATURE: [signature]		AUTHORIZED SIGNATURE: (For DFS use only)
PRINT NAME AND TITLE: JULIAN ROSS, CEO	6/5/08 DATE	PRINT NAME AND TITLE: (For DFS use only) — DATE

Step①. Please sign and date the **YOU/LESSEE** section and print your name and **Title.**

~~**PERSONAL AND CONTINUING GUARANTY OF LEASE NO. 001 - 008824223-001**~~

~~This personal and continuing guaranty ("Guaranty") creates specific legal obligations. When we use the words you and your in this Guaranty we mean the personal guarantors indicated below. When we use the words we, us and our in the Guaranty we mean the Lessor indicated in the Lease. In consideration of our entering into the Lease, you unconditionally and irrevocably guarantee to us, our successors and assigns, the prompt payment and performance of all obligations of Lessee under the Lease regardless of any circumstance which might otherwise be a defence available to, or a discharge of, Lessee or you. You agree that this is a guaranty of payment and not of collection, and that we can proceed directly against you without first proceeding against Lessee or the Products. You waive all defences and notices, including those of protest, presentment and demand, notice of acceptance hereof and all other notices of any kind. You agree that we can renew, extend or otherwise modify the terms of the Lease without releasing you. You will pay all our expenses including attorneys' fees incurred by us in enforcing our rights against you. This is a continuing guaranty that will not be discharged or affected by your death and will bind your heirs, administrators and personal representatives. We may, without affecting your liability hereunder, compromise or release any rights against Lessee or the Products or you. You consent to the transfer, sale or any other disposition of the Products and the Lease. If more than one person has signed this Guaranty, each of you agrees that its liability is joint and several. This Guaranty may be enforced by any assignee or successor of ours to the same extent as we may enforce it. You authorize us or any of our affiliates to obtain credit bureau reports regarding your personal credit and make other credit inquiries that we determine are necessary. **THIS GUARANTY SHALL BE GOVERNED BY THE INTERNAL LAWS OF ILLINOIS, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES AND TO THE EXTENT APPLICABLE, THE ELECTRONIC SIGNATURES IN GLOBAL AND NATIONAL COMMERCE ACT. YOU EXPRESSLY AGREE TO ARBITRATION AS PROVIDED IN PARAGRAPH 16.**~~

~~Date: ______ (Date Signed)~~	~~INDIVIDUAL GUARANTOR NAME (PRINTED)~~	~~GUARANTOR SOCIAL SECURITY NUMBER~~
	~~By ______ SIGNATURE INDIVIDUAL GUARANTOR (NO TITLE)~~	~~GUARANTOR HOME ADDRESS (STREET, CITY, STATE AND ZIP CODE)~~

~~**Step②.** If your name is pre-printed, please **SIGN** and date the Personal Guaranty section and provide your home address.~~

71-0960725

FEDERAL EMPLOYER IDENTIFICATION # (or SOCIAL SECURITY NUMBER for SOLE PROPRIETORS)

Step ③. If your **FEI** number is **not pre-printed,** you **MUST** provide it in the box above.

~~**Please attach a copy of a VOIDED CHECK here.**~~

~~**Step ④.** Attach a **PRE-PRINTED** Voided Check.~~

IF WE SEND THIS LEASE TO YOU BY AN E-MAIL AND YOU ARE COMPLETING THE ELECTRONIC ACCEPTANCE PROCEDURE OUTLINED IN THE E-MAIL, PLEASE DO NOT COMPLETE STEPS 1-4 ABOVE.

3. Lease; Acceptance and Commencement; Term; Rent: We agree to lease to you and you agree to lease from us the products, services, and software (the "Products") described in Attachment A to this Lease on the terms and conditions shown in this Lease. With respect to services, we will only finance one-time charges for services rendered in connection with the Products. Services may include delivery and installation fees, or similar services ("Services"). The Products will be deemed irrevocably accepted for purposes of this Lease five (5) days after shipment from the Supplier (the "Acceptance Date"). This Lease will begin on the Commencement Date specified on the first page of this Lease, or if no date is specified, you give us the right to insert the Commencement Date as the 1st, 5th, 9th, 13th, 17th or 21st of the month following the Acceptance Date (the "Commencement Date"). When you receive the Products, you agree to inspect them promptly and advise us if they are not in good working order. If any of the Products are accepted for return by Dell Inc. ("Dell") under Dell's Return Policy, found at www.dell.com ("the Policy"), in the time, condition and manner required by Dell under the Policy, we will apply any payment we receive from Dell as a credit against the amounts owed under this Lease, however, you agree that you shall continue to owe all unpaid amounts. You are responsible for freight charges to deliver and return the Products under the Policy. Contact Dell for complete details regarding the Policy. If payments are due in arrears, the first Rent payment is due thirty (30) days after the Commencement Date. If payments are due in advance, the first Rent payment is due on the Commencement Date. Added to the first payment of Rent shall be a prorated portion of Rent calculated based on a 30-day month or 90-day quarter (as appropriate) for the period from the Acceptance Date to the Commencement Date. Subsequent payments of Rent are due on the same day of each subsequent month (or the following day of the subsequent month if there is no such day). You agree to pay us the Rent for the number of months of the Lease Term stated above. You will make all payments required under this Lease to us at the address we specify in writing. You authorize us to adjust the Rent amount (increase or decrease) listed above based on changes in the actual Product Cost (which is all amounts we have paid or will pay in connection with the purchase, delivery, and installation of the Products, including any trade-up and buyout amounts) provided that any increase in Rent amount will not result in more than a 15% increase to the Rent payment listed above. You agree to allow us to adjust the Rent amount above if the actual Product Cost varies from the Product cost shown above. If any payment of Rent or other amount payable to us is not paid within ten (10) days after the due date, you will pay us a late charge equal to the greater of (i) 1.50% of the late payment amount or (ii) $5.00 for each late payment (or if less, the highest amount permitted by applicable law).

4. Selection and Ordering of Products: You select the type and quantity of the Products subject to this Lease. If you have entered into a purchase or supply contract ("Supply Contract") with any Supplier, you assign your rights but not your obligations (other than the obligation to pay for the Products if accepted by you under this Lease) effective prior to the passage of title by the Supplier to you.

5. Location; Use; Alterations; Inspection: You will use the Products solely at the location specified in the Lease, or if none is specified, at your billing address. Except for temporary relocation of laptop personal computers, you may not move the Products without our prior written consent, which shall not be unreasonably withheld. At your own expense, you will maintain the Products in good repair, condition and functional order (except for ordinary wear and tear) and will use them in compliance with all applicable laws. You will use all software in accordance with the end user license terms of the applicable software license agreement ("License"). You may make additions or improvements to the Products unless the addition or improvement would violate any License, decrease the value of Products, or impair their utility. You may remove any such addition or improvement at the end of the Lease if (i) you repair any damage to Products resulting from the removal; (ii) you restore the Products to their original and functional condition (excluding ordinary wear and tear); and, (iii) the removal does not violate any License or render the Products incapable of use or operation. All additions or improvements not removed will become our property at no cost to us. You agree that, we, our assignees, and agents, may inspect the Products at the premises where the Products are located at any reasonable time with prior notice.

6. Title; Quiet Enjoyment; Personal Property; Filing: We are the owner of and will hold title to the Products. You will keep the Products free from any and all liens, encumbrances and claims. So long as you are not in Default under the Lease, we will not interfere with your quiet use and enjoyment of the Products during the Lease Term or any renewal term. Unless the Purchase Option is $1, you agree that this transaction is intended to be a true lease under UCC Article 2A. However, if this transaction is deemed to be a lease intended for security under UCC Article 9, you grant us a purchase money security interest in the Products (including any replacements, substitutions, additions, attachments and proceeds). You authorize us to file a copy of this Lease as a UCC-1 financing statement (UCC-1) and hereby appoint us or our designee as your attorney-in-fact to sign on your behalf and to file UCC-1's covering the Products. You agree to pay a one-time Transaction Processing Fee to cover our costs for such filing and other documentation costs.

7. Loss or Damage: From the time the Products are delivered to a carrier for shipment to you until their return to us, you are responsible for any loss, theft, damage to or destruction of the Products ("Loss") from any cause at all, whether or not the Loss is covered by insurance. You are required to make all payments under the Lease even if there is a Loss. You must notify us immediately if there is any Loss. Then at our option, you will either (a) repair the Products so they are in good condition and working order to our satisfaction; or (b) replace the Products with like products in good condition and repair and of the same manufacture and equal or greater capacity and capability, with clear title thereto in us; or (c) pay us the "Stipulated Loss Value" which is the sum of: (i) all Rent payments for all the Products and other amounts past due (plus interest thereon) or currently owed to us under the Lease, including unpaid taxes; (ii) all future Rent payments that would accrue over the remaining Lease Term plus our estimated value of our residual interest of all of the Products at the end of the Lease Term, such sum to be discounted to present value at a discount rate equal to the Federal Reserve Bank Discount Rate in effect at the Commencement Date of the Lease ("Discount Rate") and (iii) any costs and expenses incurred as a result of this event. When you pay the amount of (c) above to us, we will transfer to you our interest in the Products, **"AS-IS-WHERE-IS"**, without any warranty, express or implied, including warranty of merchantability or fitness for any particular purpose.

8. Insurance: For the Lease Term set forth above, you will provide and maintain, at your expense, (a) property insurance against the loss or theft of or damage to the Products, for their full replacement value naming us as loss payee and (b) public liability and third party property damage insurance naming us as an additional insured. All insurance shall be in a form and amount and with companies satisfactory to us and will provide that we will be given thirty (30) days written notice before cancellation or material change of the policy. At our request, you will deliver the policies or certificates of insurance to us. If you do not give us evidence of insurance acceptable to us we have the right, but not the obligation, to obtain such insurance covering our interest in the Products for the Lease Term. The cost for such insurance will be an additional amount due from you under the Lease.

9. Taxes: You will pay when due, either directly or to us on demand, all taxes (local, state and federal), fines or penalties which may now or hereafter be imposed or levied upon the Lease and the Products, excluding taxes on our net income. We do not have to contest any taxes, fines or penalties. We may, at our option, charge you a liquidated monthly personal property management fee, to be added to Rent payments owed under this Lease.

10. Return: Unless the Lease is renewed or you purchase the Products in accordance with the terms of the Lease, you will immediately deliver the Products (including but not limited to cables, power cords, keys, etc.) in good repair, operable condition and able to qualify for the manufacturer's warranty service (ordinary wear and tear excepted) to any place in the continental United States that we direct. Upon your return of the Products, you agree that your license with respect to Microsoft operating system software terminates and you certify that you will either (i) return all copies of the manuals, printed material, certificates of authenticity and media (the "Operating System Software Kit") or (ii) destroy all copies of the Operating System Software Kit, leaving the original operating system installed and functional. You will pay all expenses for deinstalling, packing and shipping and you will insure the Products for the full replacement value during shipping. You will immediately pay us on demand the costs and expenses of all missing or damaged Products.

11. Purchase Option; Automatic Renewal: If no Default exists under the Lease, you will have the option at the end of the Lease Term to purchase all (but not less than all) of the Products for the amount of the Purchase Option price shown above which, if it is the then fair market value of the Products, will be as determined by us, plus any applicable taxes. Unless the Purchase Option price is $1, you must give us written notice at least ninety (90) days before the end of the Lease Term that you will purchase the Products or that you will return the Products to us. Unless you purchase the Products or

return the Products to us on the last day of the Lease Term, this Lease will automatically renew on a continuing month-to-month basis until you give us thirty (30) days notice and deliver the Products to us. During such renewal terms, the Rent payment will remain the same. If the Fair Market Value Purchase Option has been selected we will use our reasonable judgment to determine the Products' in place value. If you do not agree with our determination, the fair market retail value will be determined for you at your expense by an independent appraiser selected by us. Upon payment in full of the Purchase Option price and any amounts which may be due hereunder, we will transfer our interest in the Products to you **"AS-IS-WHERE-IS"**, without any warranty whatsoever, and the Lease will terminate.

12. Assignment: **YOU MAY NOT ASSIGN, SELL, TRANSFER, OR SUBLEASE THE PRODUCTS OR YOUR INTEREST IN THIS LEASE**. We may, without notifying you, sell, assign or transfer the Lease and our rights in the Products. You agree that the transferee will have the same rights and benefits that we have now under this Lease, but not our obligations. The rights of the transferee will not be subject to any claim, defense, or setoff that you may have against us.

13. Default: Each of the following is a default ("Default") under the Lease: (a) you fail to pay any Rent or any other payment within 10 days of its due date; (b) you do not perform any of your obligations under the Lease or in any other agreement with us or with any of our affiliates and this failure continues for 10 days after we have notified you of it; (c) you become insolvent, you dissolve or are dissolved, you assign your assets for the benefit of your creditors or enter voluntarily or involuntarily any bankruptcy or other reorganization proceeding; (d) you or any Guarantor provide us incorrect or untrue information regarding any material matter in connection with your application for credit or entering into this Lease; or (e) if this Lease has been guaranteed by someone other than you, any guarantor of the Lease dies, does not perform its obligations under the Guaranty or becomes subject to one of the events listed in clause (c) .

14. Remedies: If a Default occurs, we may do one or more of the following: (a) we may cancel or terminate the Lease or any agreements that we have entered into with you or withdraw any offer of credit; (b) we may require you to pay us, as compensation for loss of our bargain and not as a penalty, a sum equal to (i) the Stipulated Loss Value calculated under Section 7 plus (ii) any costs and expenses (including breakage fees) incurred as a result of the Default; (c) we may require you to deliver the Products to us as set forth in Section 10; (d) we or our agent may peacefully repossess the Products without court order and you will not make any claims against us for trespass, damages or any other reason and (e) we may exercise any other right at law or in equity. You agree to pay all of our costs of enforcing our rights against you, including reasonable attorney's fees. If we take possession of the Products we may sell or otherwise dispose of the Products, with or without notice, at public or private sale and apply the net proceeds (after we have deducted our costs related to the sale and disposition) to the amounts that you owe us. You agree that if notice of a sale is required by law to be given, 10 days notice will constitute reasonable notice. You will remain responsible for any amounts that are due after we have applied such net proceeds.

15. Indemnity: You are responsible for losses, damages, penalties, claims, costs (including attorneys' fees and expenses), actions, suits and proceedings of every kind, (collectively "Claims") whether based on a theory of strict liability or otherwise caused by or related to this Lease or the Products, (including any defects in the Products). You will reimburse us for, and if we request defend us against, any Claims.

16. Arbitration: Either party to this Lease may choose to have any dispute, claim, or controversy arising from or relating to this Lease, any prior agreement or lease between the parties, any application or advertisement related to this Lease or the validity of this arbitration clause or the entire Lease, resolved by binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association. If such rules conflict with this arbitration agreement, however, then the terms of this arbitration agreement shall control. This arbitration agreement is made pursuant to a transaction involving interstate commerce, and shall be governed by the Federal Arbitration Act at 9 U.S.C. Section 1, *et seq.* Judgment upon the award rendered may be entered in any court having jurisdiction. Any arbitration award in excess of $100,000 made pursuant to this arbitration agreement may be appealed by the party against which the award is made. Such appeal will be a de novo arbitration proceeding before three arbitrators. The parties agree and understand that they may choose arbitration instead of litigation to resolve disputes. The parties understand that they have a right or opportunity to litigate disputes in court, but may elect to resolve their disputes through arbitration as provided herein. The parties agree and understand that all disputes arising under case law, statutory law, and all other laws including, but not limited to, all contract, tort, and property disputes, may be subject to binding arbitration in accord with this Lease. No class action or request for relief may be brought under this arbitration agreement. You agree that you shall not have the right to participate in arbitration or in court proceedings as a representative or a member of any class of claimants pertaining to any claim arising from or relating to this Lease. The parties agree and understand that the arbitrator shall have all powers provided by law and this Lease, except for powers limited or prohibited by this Lease. Notwithstanding anything herein to the contrary, we retain an option to use judicial or non-judicial relief to recover the Products or to enforce our security interest in the Products, to enforce the monetary obligation secured by the Products or to foreclose on the Products. Such judicial relief would take the form of a lawsuit. The institution and maintenance of any action for judicial relief in a court to foreclose upon any Products, to obtain a monetary judgment or to enforce this Lease, shall not constitute a waiver of the right of any party to compel arbitration regarding any other dispute or remedy subject to arbitration in this Lease, including the filing of a counterclaim in a suit brought by us pursuant to this provision. **YOU UNDERSTAND AND AGREE THAT IN ARBITRATION: YOU GIVE UP RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL; YOUR ABILITY TO COMPEL OTHER PARTIES TO PRODUCE DOCUMENTS OR BE EXAMINED IS MORE LIMITED THAN IN A LAWSUIT; AND, YOUR RIGHTS TO APPEAL OR CHANGE ANY ARBITRATION AWARD IN ANY COURT ARE STRICTLY LIMITED.**

17. Finance Lease: You agree that if Article 2A of the Uniform Commercial Code applies to this Lease, this Lease will be considered a "finance lease" as defined by Article 2A and by signing this Lease you acknowledge that either (1) you have received, reviewed and approved the Supply Contract with the Supplier or (2) we have informed you of the identity of the Supplier, that you may have rights and warranties under the Supply Contract(s) for the Products and you may contact the Supplier of the Products for a description of those rights and warranties. **TO THE EXTENT PERMITTED BY APPLICABLE LAW, YOU HEREBY WAIVE ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A OR ANY OTHER APPLICABLE LAW WITH RESPECT TO A DEFAULT BY LESSOR UNDER THIS LEASE.**

18. Miscellaneous: You agree that the terms and conditions of this Lease make up the entire agreement between you and us regarding the lease of the Products. Any change in the terms and conditions of the Lease must be in writing and signed by us. You agree, however, that we are authorized, without notice to you, to supply missing information or correct obvious errors in this Lease. All of our rights and remedies will survive termination of this Lease. All notices under this Lease will be given in writing and will be considered given when deposited in the U.S. mail, postage prepaid, facsimile or electronically transmitted, addressed to the respective address given above or to a substitute address specified in writing by one of us to the other. Any failure of ours to require strict performance by you or any waiver by us of any provision in this Lease will not be construed as a consent or waiver of any other breach of the same or any provision. If any portion of this Lease is deemed invalid, it will not affect the balance of this Lease. It is the express intent of both of us not to violate any usury laws, or to exceed the maximum amount of time price differential, or interest as applicable permitted to be charged, or collected under applicable law and any such excess payment will be applied to payments under the Lease in inverse order of maturity and the remaining payments will be refunded to you.

LEASE NO: 001 - 008824223-001

DELL Financial Services

Attachment A

Company No: 73

Attached hereto and made a part hereof Lease No: 001 - 008824223-001 between DELL FINANCIAL SERVICES L.L.C. as Lessor and OXYSURE SYSTEMS INC as Lessee

Product Location

10880 JOHN W ELLIOTT DR
STE 600
FRISCO
TX
75034

General Product Description/Supplier/Quantity

Dell Order #335961847

Description	Quantity
OptiPlex 330 Minitower,PentiumDual Core E2160/1.8GHz,1M 800FSB	1
1.0GB,Non-ECC,667MHz DDR2 1x1GB,OptiPlex 330	1
Dell USB Keyboard,No Hot Keys English,Black,Optiplex	1
Dell E178FP,17 Inch Flat Panel17.0 Inch Viewable Image Size OptiPlex,Precision and Latitude	1
Integrated Video,GMA3100,Dell OptiPlex 330	1
80GB SATA, 7200 RPM Hard Drivewith Data Burst Cache,Dell OptiPlex 745 and 330	1
No Floppy Drive with Optical Filler Panel,Dell OptiPlex 320and 330 Minitower	1
Windows XP PRO SP2 with Windows Vista Business LicenseDell OptiPlex,English,Factory Install	1
Dell USB 2 Button Optical Mouse with Scroll,Black OptiPlex	1
48X32 CDRW/DVD Combo,Dell OptiPlex 330 Desktop or Minitower	1
Cyberlink Power DVD 8.0,with Media,Dell OptiPlex	1
No Speaker, OptiPlex	1
Resource CD contains Diagnostics and Drivers for Dell OptiPlex 330	1
Resource DVD contains Diagnostics and Drivers for Dell OptiPlex 330 Vista	1
Energy Smart Settings,Dell OptiPlex	1
Norton Internet Security 2008 English, 3 Year,Dell OptiPlex Precision and Latitude	1
Shipping Material for System Smith Minitower,Dell OptiPlex 330	1
Microsoft Office Professional for Latitude, OptiPlex, Precision	1
Dell Hardware Limited Warranty Plus Onsite Service Initial Year	1
Dell Hardware Limited WarrantyPlus Onsite Service Extended Year(s)	1
Basic Support: Next Business Day Parts and Labor Onsite Response Initial Year	1
Basic Support: Next Business Day Parts and Labor Onsite Response 2 Year Extended	1
Standard On-Site Installation Declined	1
Vista Basic Downgrade Relationship Desktop	1

10880 JOHN W ELLIOTT DR
STE 600
FRISCO
TX
75034

Dell Order #335958918

Description	Quantity
Latitude D630, Intel Core 2 T7250, 2.00GHz, 800MHz, 2M L2 Cache, Dual Core	3
14.1 inch Wide Screen WXGA LCD for Latitude D630	3
2.0GB, DDR2-667 SDRAM, 2 DIMM for Dell Latitude Notebooks	3
Internal English Keyboard for Latitude Notebooks	3
Intel Integrated Graphics Media Accelerator X3100 Latitude D630	3

LEASE NO: 001 - 008824223 - 001

120GB Hard Drive 9.5MM 5400RPM for Latitude DX30	3
Standard Touchpad for LatitudeD630	3
No Floppy Drive for Latitude D-Family Notebooks	3
Windows XP Pro SP2 with Vista Business License, Dell Latitude, English	3
65W AC Adapter for Latitude D-Family	3
24X CDRW/DVD with Cyberlink Power DVD Latitude DX20	3
Intel 3945 WLAN (802.11a/g) mini Card Latitude, Factory Install	3
D/Port, Port Replicator for Latitude D-Family, Factory Tied	3
Resource CD w/ Diagnostics andDrivers for Latitude D630 Notebook	3
Resource DVD with Diagnostics and Drivers for Vista LatitudeD630 Notebook	3
6-Cell/56 WHr Primary Battery Latitude D630	3
Large Nylon Carrying Case for Dell Latitude D-Family Notebooks	3
Norton Internet Security 2008 English, 3 Year,Dell OptiPlex Precision and Latitude	3
US - System Documentation Power Cord, Latitude D630	3
Microsoft Office Professional for Latitude, OptiPlex, Precision	3
Dell Hardware Limited Warranty Plus Onsite Service Extended Year(s)	3
Dell Hardware Limited Warranty Plus Onsite Service Initial Year	3
Basic Support: Next Business Day Parts and Labor Onsite Response 2 Year Extended	3
Basic Support: Next Business Day Parts and Labor Onsite Response Initial Year	3
Standard On-Site Installation Declined	3
Info, Complete Care	3
CompleteCare Accidental Damage Protection, 3 Year	3
Vista Premium Downgrade Relationship Notebook	3

All other terms and conditions of the Lease shall remain unchanged.

DELL
Financial Services

AUTOPAY AUTHORIZATION FORM [405]
Business Accounts

SECTION 1: LEASE INFORMATION

Please list the Lease account number(s) for the Lease(s) that you would like to place on the Autopay service:

Lease number (*exactly as it appears on your Lease*): 0 0 1 - 0 0 ☐☐☐☐☐☐☐ - ☐☐☐

0 0 1 - 0 0 ☐☐☐☐☐☐☐ - ☐☐☐

0 0 1 - 0 0 ☐☐☐☐☐☐☐ - ☐☐☐

Name on the Bank Account to be debited (must match name of the Lessee on the Lease): ____________

Contact Name: ____________ Fax #: ____________

E-mail Address: ____________ Phone: ____________

SECTION 2: BANKING INFORMATION

*The bank account must be a **commercial account**. If your business uses a non-commercial bank account or if the name on the account differs from that of the Lessee, please contact Customer Service at http://dfs.us.dell.com/Service/ or 877-577-3355.*

Bank Name: ____________

Bank Address: ____________

Bank City: ____________ Bank State: ____________ Bank Zip: ____________

Bank phone number: ____________ Account Number: ____________

ABA Routing #: ☐☐☐☐☐☐☐☐☐ *Please confirm with your bank.*

SECTION 3: SIGNATURE

This Autopay service is established solely for your convenience and is offered at no additional cost to you. You authorize Dell Financial Services L.L.C., its agents and assigns (collectively "DFS"), to initiate debit entries in the bank account identified above for amounts due and owing under the Lease(s), including Rent, applicable taxes, shipping charges, and in case of a default, the full amount due under the Lease. You represent and warrant to DFS that the above account is a **commercial account established in connection with your business and not for personal, family, or household purposes**. You remain responsible for making payments to DFS if the funds cannot be automatically debited from your bank account. In addition, if funds are not available when a payment is due, you agree to pay DFS any late charges due under the Lease as well as any expenses incurred for every unsuccessful debit attempt. The transactions made pursuant to this authorization form are initiated through the Automated Clearing House of the Federal Reserve and may be governed by the rules of the Automated Clearing House. These services may be terminated or modified by DFS at any time without notice. **THIS AUTHORIZATION WILL REMAIN IN FULL FORCE AND EFFECT UNTIL YOU PROVIDE WRITTEN NOTICE OF ITS TERMINATION TO DFS SO AS TO AFFORD DFS AND YOUR BANK A REASONABLE OPPORTUNITY TO ACT.**

Dated: ____________

____
Customer Name

____
Signature of Authorized Representative

____
Printed Name and Title

SECTION 4: RETURN INSTRUCTIONS

If you received this AutoPay form with your new Lease contract, return this completed form, along with your other Lease documents, as instructed by your DFS Leasing Representative.

OR, if you are requesting AutoPay for an existing lease, return this completed form to Customer Service at (512)-723-6082.

You should retain a copy of this form for your records.

Please note that DFS will not mail a monthly invoice if you have authorized this service.

***If you have any questions**, please contact Customer Service at http://dfs.us.dell.com/Service/ or 877-577-3355.*